UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ProKidney Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2000 Frontis Plaza Blvd., Suite 250
Winston-Salem, NC 27103
April 17, 2026
Dear Fellow Stockholders:
You are cordially invited to attend the 2026 annual meeting of stockholders of ProKidney Corp. (“ProKidney,” the “Company,” “we,” “us” or “our”), to be held at 399 Boylston Street, Suite 350, Boston, MA 02116 and virtually via live webcast at 10:00 a.m., Eastern Time on Thursday, May 28, 2026.
Details regarding the meeting, the business to be conducted at the meeting, and information about ProKidney Corp. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, three persons will be elected to our board of directors. In addition, we will ask stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
We have elected to provide access to our proxy materials over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. Accordingly, on or about April 17, 2026, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2026 annual meeting of stockholders and our 2025 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of ProKidney Corp.

Sincerely,

Bruce Culleton, M.D. Chief Executive Officer

2000 Frontis Plaza Blvd., Suite 250
Winston-Salem, NC 27103
April 17, 2026
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TIME: 10:00 a.m., Eastern Time
DATE: May 28, 2026
PHYSICAL LOCATION: 399 Boylston Street, Suite 350, Boston, MA 02116
VIRTUAL ACCESS: www.virtualshareholdermeeting.com/PROK2026
This year’s annual meeting of stockholders (the “annual meeting”) will be held on May 28, 2026 at 10:00 a.m., Eastern Time, physically at 399 Boylston Street, Ste. 350, Boston, MA 02116 and virtually via live webcast at www.virtualshareholdermeeting.com/PROK2026 or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. For purposes of attendance at the annual meeting, all references in this proxy statement to “present in person” or “in person” shall mean physically or virtually present at the annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.proxyvote.com and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials or proxy card that you receive. For further information about the virtual annual meeting, please see the section “Important Information About the Annual Meeting and Voting” beginning on page 3.
PURPOSES:
1.
To elect the following three director nominees named in this proxy statement to serve as Class I directors for three-year terms expiring at the annual meeting in 2029 and until their successors are duly elected and qualified: William F. Doyle, Alan M. Lotvin, M.D., and Brian J.G. Pereira, M.D.;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of ProKidney Corp. Class A common stock or Class B common stock at the close of business on April 8, 2026. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 2000 Frontis Plaza Blvd, Suite 250, Winston-Salem, North Carolina 27103.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.

BY ORDER OF OUR BOARD OF DIRECTORS

Bruce Culleton, M.D.
Chief Executive Officer
Winston-Salem, North Carolina

i

ProKidney Corp.
2000 Frontis Plaza Blvd., Suite 250
Winston-Salem, NC 27103
PROXY STATEMENT FOR PROKIDNEY CORP.
2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2026
This proxy statement, along with the accompanying notice of 2026 annual meeting of stockholders, contains information about the 2026 annual meeting of stockholders of ProKidney Corp., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m., Eastern Time, on Thursday, May 28, 2026, physically at our corporate offices located at 399 Boylston Street, Ste. 350, Boston, MA 02116 and virtually at www.virtualshareholdermeeting.com/PROK2026.
In this proxy statement, we refer to ProKidney Corp. as “ProKidney,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about April 17, 2026, we intend to begin sending an Important Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2026 annual meeting of stockholders and our 2025 Annual Report on Form 10-K to our stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 28, 2026
This proxy statement, the Notice of 2026 Annual Meeting of Stockholders, our form of proxy card and our 2025 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.prokidney.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: ProKidney Corp., Attn: Todd Girolamo, 2000 Frontis Plaza Blvd, Suite 250, Winston-Salem, North Carolina 27103. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company soliciting my proxy?
Our board of directors (the “Board”) is soliciting your proxy to vote at the 2026 annual meeting of stockholders to be held physically at 399 Boylston Street, Ste. 350, Boston, MA 02116 and virtually via live webcast at www.virtualshareholdermeeting.com/PROK2026, on Thursday, May 28, 2026, at 10:00 a.m., Eastern Time and any adjournments or postponements of the meeting (the “annual meeting”). This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2026 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 because you owned our Class A or Class B common stock on the record date. We intend to commence distribution of proxy materials to stockholders on or about April 17, 2026.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
How do I attend the annual meeting virtually?
The live audio webcast of the annual meeting will begin promptly at 10:00 a.m., Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. The annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate virtually in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the annual meeting virtually, you will need to log-in at www.virtualshareholdermeeting.com/PROK2026 using the 16-digit control number found on the Notice or proxy card or instructions previously mailed or made available to stockholders entitled to vote at the annual meeting.
If I attend the annual meeting virtually, will I be able to ask questions and have these questions answered during the annual meeting?
Stockholders who choose to attend the annual meeting virtually may submit questions for the annual meeting after logging in. If such stockholders wish to submit a question, they may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/PROK2026, typing their question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, subject to time constraints. Any such questions that cannot be answered during the annual meeting due to time constraints will be posted and answered at https://investors.prokidney.com/ as soon as practicable after the annual meeting.
What happens if there are technical difficulties during the annual meeting?
If you encounter any difficulties accessing the annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the meeting log-in page for assistance. Technical support will be available beginning approximately 15 minutes prior to the start of the annual meeting through its conclusion. Additional information regarding matters addressing technical and logistical issues, including technical support during the annual meeting, will be available on the meeting website.

Who can vote?
Only holders of record of our Class A common stock or Class B common stock at the close of business on April 8, 2026 will be entitled to vote at the annual meeting. On this record date, there were 141,987,953 shares of Class A common stock and 159,978,404 shares of Class B common stock outstanding and entitled to vote.
If on April 8, 2026 your shares of common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record.
If on April 8, 2026 your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of 2026 Annual Meeting of Stockholders is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How many votes do I have?
Each share of Class A common stock or Class B common stock that you own entitles you to one vote.
How do I vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify how your shares should be voted with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our transfer agent, Continental Stock Transfer & Trust, or you have share certificates registered in your name, you may vote:
•	By Internet or by telephone. Follow the instructions included in the Notice or proxy card to vote over the Internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting in person, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 27, 2026.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

What proposals will be voted on at the annual meeting?
At the annual meeting, stockholders will be asked to vote:
1.
To elect the following three director nominees to serve as Class I directors for three-year terms expiring at the annual meeting in 2029 and until their successors are duly elected and qualified: William F. Doyle, Alan M. Lotvin, M.D., and Brian J.G. Pereira, M.D.; and

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
How does the Board recommend that I vote on the proposals?
The Board recommends that you vote as follows:
•	“FOR” the election of each of the Class I nominees for director; and
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•	by notifying our Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or
•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I receive more than one proxy card?
You may receive more than one Notice or proxy card if you hold our Class A or Class B common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have share certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Accordingly, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR each of the nominees, WITHHOLD your vote from each of the nominees or WITHHOLD your vote from any of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority in voting power of the shares of our Class A and Class B common stock, voting as a single class, present in person or represented by proxy at the meeting and entitled to vote thereon is required to ratify the selection of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Accordingly, there will be no broker non-votes for this item. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2026, our Audit Committee of our Board of Directors will reconsider its selection.

Where can I find the voting results of the annual meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What constitutes a quorum for the annual meeting?
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
We are pleased to offer two options for our 2026 annual meeting: (1) viewing a live Webcast at www.virtualshareholdermeeting.com/PROK2026 or (2) attending in person. The annual meeting will be held at 10:00 a.m., Eastern Time on Thursday, May 28, 2026 at 399 Boylston Street, Ste. 350, Boston, MA 02116. When you arrive at the meeting, signs will direct you to the appropriate meeting rooms. If you choose to view the Webcast, go to www.virtualshareholdermeeting.com/PROK2026 shortly before the meeting time, and follow the instructions for attending the Webcast. If you miss the annual meeting, you can view a replay of the Webcast at www.proxyvote.com until July 31, 2026. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple ProKidney Corp. stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our proxy materials to you if you write or call our corporate secretary at: 2000 Frontis Plaza Blvd, Suite 250, Winston-Salem, North Carolina 27103 or 336-999-7029. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•	following the instructions provided on your Notice or proxy card;
•	following the instructions provided when you vote over the Internet; or
•	going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 8, 2026 by:
•	each person known to the Company to be the beneficial owner of more than 5% of the outstanding Company common stock;
•	each of Company’s executive officers and directors; and
•	all of our current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if the security holder possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares. Common stock subject to options exercisable on or within 60 days after April 8, 2026 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options but are not deemed outstanding for computing the percentage ownership of any other person.
The beneficial ownership of the Company common stock is based on 141,987,953 shares of Class A common stock and 159,978,404 shares of Class B common stock issued and outstanding as of April 8, 2026.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock	%	Number of Shares of Class B Common Stock	%	% of Total Voting Power**
Directors and Named Executive Officers
Bruce Culleton, M.D.(2)	2,842,291	2.0%	—	*	*
Pablo Legorreta(3)	22,854,457	16.1%	84,283,430	52.7%	35.5%
William F. Doyle(4)	236,548	*	1,514,326	*	*
Jennifer Fox(5)	416,472	*	—	*	*
José Ignacio Jiménez Santos(6)	236,548	*	—	*	*
Alan M. Lotvin, M.D.(7)	236,548	*	1,514,326	*	*
Brian J.G. Pereira, M.D.(8)	236,548	*	757,164	*	*
Uma Sinha, Ph.D.(9)	266,548	*	—	*	*
James Coulston(10)	928,276	*	716,850	*	*
Todd Girolamo(11)	1,673,849	1.2%	163,857	*	*
All Current Directors and Executive Officers as a Group (11 persons)(12)	30,920,395	20.6%	89,352,236	55.9%	38.8%
Greater-than-Five Percent Holders
Tolerantia, LLC(13)	22,617,909	15.9%	84,283,430	52.7%	35.4%
Control Empresarial de Capitales, S.A. de C.V. (formerly Inversora Carso, S.A. de C.V.)(14)	10,724,078	7.6%	63,118,645	39.5%	24.5%
Morgan Stanley Investment Management Inc.(15)	8,519,982	6.0%	—	*	2.8%

*	Indicated beneficial ownership of less than 1%.
**
Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock as a single class. Each share of Class A common stock and Class B common stock is entitled to one vote per share.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o ProKidney Corp., 2000 Frontis Plaza Blvd., Ste. 250, Winston-Salem, North Carolina, 27103
(2)	Includes options to purchase up to 2,842,291 shares of Class A common stock held by Dr. Culleton that are vested and exercisable or will become vested and exercisable within 60 days of April 8, 2026.
(3)
This information is based on a Schedule 13D/A filed with the SEC on June 5, 2025. Represents 22,617,909 shares of Class A common stock and 84,283,430 shares of Class B common stock held by Tolerantia, LLC (“Tolerantia”), a Delaware limited liability company, which is an affiliate controlled and majority-owned by Mr. Pablo Legorreta. Also includes options to purchase up to 236,548 shares of Class A common stock held by Mr. Legorreta that are vested and exercisable or will become vested or exercisable within 60 days of April 8, 2026. Mr. Legorreta controls the voting and disposition of the shares held by Tolerantia. Mr. Legorreta disclaims beneficial ownership of the shares held by Tolerantia except to the extent of his indirect pecuniary interest therein. The business address of Tolerantia is 110 East 59th Street, Suite 2800, New York, New York, 10022.
(4)
Includes options to purchase up to 236,548 shares of Class A common stock held by Mr. Doyle that are vested and exercisable or will become vested or exercisable within 60 days of April 8, 2026. Also includes 1,514,326 shares of Class B common stock beneficially owned by Mr. Doyle.

(5)	Includes options to purchase up to 416,472 shares of Class A common stock held by Ms. Fox that are vested and exercisable or will become vested or exercisable within 60 days of April 8, 2026.
(6)
Includes options to purchase up to 236,548 shares of Class A common stock held by Mr. Jiménez Santos that are vested and exercisable or will become vested or exercisable within 60 days of April 8, 2026.

(7)
Includes options to purchase up to 236,548 shares of Class A common stock held by Dr. Lotvin that are vested and exercisable or will become vested or exercisable within 60 days of April 8, 2026. Also includes 1,514,326 shares of Class B common stock beneficially owned by Dr. Lotvin.

(8)
Includes options to purchase up to 236,548 shares of Class A common stock held by Dr. Pereira that are vested and exercisable or will become vested or exercisable within 60 days of April 8, 2026. Also includes 81,929 shares of Class B common stock held by Dr. Pereira. Also includes 675,235 shares of Class B common stock held by the Brian J.G. Pereira 2012 Irrevocable Trust, for which Sunita Pereira, who is married to Dr. Pereira, serves as Trustee. Dr. Pereira disclaims beneficial ownership of the shares of Class B common stock reported herein except to the extent of any indirect pecuniary interest therein.

(9)
Includes options to purchase up to 236,548 shares of Class A common stock held by Dr. Sinha that are vested and exercisable or will become vested or exercisable within 60 days of April 8, 2026. Also includes 30,000 shares of Class A common stock beneficially owned by Dr. Sinha.

(10)
Includes options to purchase up to 928,276 shares of Class A common stock held by Mr. Coulston that are vested and exercisable or will become vested and exercisable within 60 days of April 8, 2026 and 716,850 shares of Class B common stock beneficially owned by Mr. Coulston.

(11)
Includes options to purchase up to 1,509,993 shares of Class A common stock held by Mr. Girolamo that are vested and exercisable or will become vested and exercisable within 60 days of April 8, 2026. Also includes 163,856 shares of Class A common stock and 163,857 shares of Class B common stock beneficially owned by Mr. Girolamo.

(12)
See footnotes 2 through 11. Also includes 1,394,593 shares held in the aggregate by executive officers other than the named executive officers including Class A common stock held directly, options to purchase Class A common stock that are vested and exercisable or will become vested and exercisable within 60 days of April 8, 2026, and Class B common stock.

(13)
This information is based solely on a Schedule 13D/A filed with the SEC on June 5, 2025. Represents 22,617,909 shares of Class A common stock and 84,283,430 shares of Class B common stock held by Tolerantia, LLC (“Tolerantia”), a Delaware limited liability company, which is an affiliate controlled and majority-owned by Mr. Pablo Legorreta. Mr. Legorreta controls the voting and disposition of the shares held by Tolerantia. Mr. Legorreta disclaims beneficial ownership of the shares held by Tolerantia except to the extent of his indirect pecuniary interest therein. The business address of Tolerantia is 110, East 59th Street, Suite 2800, New York, New York, 10022

(14)
This information is based solely on a Schedule 13D filed with the SEC on June 25, 2024 and a Form 4 filed April 24, 2025. Represents 10,724,078 shares of Class A common stock and 63,118,645 shares of Class B common stock held by Control Empresarial de Capitales, S.A. de C.V. (“CEC”). Members of the Slim family, directly or indirectly, own all of the issued and outstanding voting equity securities of CEC. Therefore, the Slim family may be deemed to beneficially own indirectly the Class A and Class B common stock held by CEC. CEC is a sociedad anónima de capital variable organized under the laws of the United Mexican States (“Mexico”). The Slim family has an address of Paseo de las Palmas 736, Colonia Lomas de Chapultepec, 11000 Ciudad de Mexico, Mexico and CEC has an address of Paseo de las Palmas 781, Piso 3, Colonia Lomas de Chapultepec, Seccion III, Miguel Hidalgo, Ciudad de Mexico, Mexico, 11000.

(15)
This information is based solely on a Schedule 13G filed with the SEC on February 12, 2026. Consists of 8,519,982 shares of Class A common stock beneficially owned by Morgan Stanley, including 8,518,684 shares of Class A common stock beneficially owned by Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley, may be deemed to own or beneficially own the shares held by Morgan Stanley as a parent holding company. The address of Morgan Stanley is 1585 Broadway New York, NY 10036.

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors
Corporate Governance
Composition of the Board
ProKidney’s business and affairs are organized under the direction of the Board. Mr. Legorreta serves as the Chairperson of the Board, and Mr. Doyle serves as the Lead Independent Director. The primary responsibilities of Board are to provide oversight, strategic guidance, counseling and direction to ProKidney’s management. The Board meets on a regular basis and additionally as required.
In accordance with the terms of our Certificate of Incorporation (the “Charter”), the Board may establish the authorized number of directors from time to time by resolution. The Board consists of eight members and is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. ProKidney’s directors are divided among the three classes as follows:
•	the Class I directors are William F. Doyle, Alan M. Lotvin, M.D., and Brian J. G. Pereira, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2026;
•	the Class II directors are Jennifer Fox and José Ignacio Jiménez Santos, and their terms will expire at the annual meeting of stockholders to be held in 2027; and
•	the Class III directors are Bruce Culleton, M.D., Pablo Legorreta and Uma Sinha, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2028.
The division of the Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.
On February 10, 2026, the Board nominated William F. Doyle, Alan M. Lotvin, M.D., and Brian J. G. Pereira, M.D. for election at the annual meeting for a term of three years to serve until the 2029 annual meeting of stockholders, and until their respective successors have been elected and qualified.
Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of April 8, 2026. Additionally, information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Pablo Legorreta	62	Chairman of the Board, Director
Bruce Culleton, M.D.	58	Chief Executive Officer and Director
William F. Doyle	63	Lead Independent Director
Jennifer Fox	54	Director
José Ignacio Jiménez Santos	51	Director
Alan M. Lotvin, M.D.	64	Director
Brian J.G. Pereira, M.D.	67	Director
Uma Sinha, Ph.D.	69	Director

Director Nominees
Class I Directors Nominees for Election for a Three-year Term Expiring at the Company’s 2029 Annual Meeting of Stockholders
William F. Doyle
Mr. Doyle has served on the Board since July 2022 and Lead Independent Director since May 2025. Mr. Doyle is a recognized expert in medical devices commercialization with over 30 years’ experience in the advanced technology and healthcare industries as an entrepreneur, executive and investor. Mr. Doyle has served as Executive Chairman of NovoCure Limited (Nasdaq: NVCR), a commercial-stage oncology company which is currently developing Tumor Treating Fields, a new therapy for solid tumor cancers (“NovoCure”), since May 2016 and a member of the board of directors of NovoCure since February 2004.
Previously, Mr. Doyle was a member of the Johnson & Johnson’s (NYSE: JNJ) Medical Devices and Diagnostics Group Operating Committee and was the Vice President, Licensing and Acquisitions from 1994 to 1999. While at Johnson & Johnson, Mr. Doyle was also the Worldwide President of Biosense-Webster, Inc. and a member of the board of directors of Johnson & Johnson Development Corporation, Johnson & Johnson’s venture capital subsidiary.
Mr. Doyle has served as a member of the board of directors of Elanco Animal Health, Inc. (NYSE: ELAN), a global leader in animal health dedicated to innovating and delivering products and services to prevent and treat disease in farm animals and pets, creating value for farmers, pet owners, veterinarians, stakeholders, and society as a whole, since October 2020. Previously, Mr. Doyle served as a member of the board of directors of OptiNose, Inc. (Nasdaq: OPTN), a pharmaceutical company focused on patients treated by ear, nose and throat (ENT) and allergy specialists, from June 2004 to October 2020, and Zoetis, Inc. (NYSE: ZTS), a leading animal health company, dedicated to supporting its customers and their businesses, from February 2015 to March 2016 and Minerva Neurosciences, Inc. (Nasdaq: NERV), a clinical-stage biopharmaceutical company focused on the development of therapies to treat central nervous system disorders, from November 2017 to May 2023. Mr. Doyle earned his S.B. in Materials Science and Engineering from Massachusetts Institute of Technology and his M.B.A. from Harvard Business School. We believe Mr. Doyle is qualified to serve on the Board due to his business and investment experience and his extensive knowledge of ProKidney and the healthcare industry.
Alan M. Lotvin, M.D.
Dr. Lotvin has served on the Board since January 2022. Dr. Lotvin has served as the Chief Executive Officer and a Director at Sequel Med Tech, LLC, a medical devices company, since June 2023. Prior to that, Dr. Lotvin served as Executive Vice President at CVS Health Corp (NYSE: CVS), a leading health solutions company, from November 2012 to April 2023, and the President of CVS Caremark since March 2020. Prior to that, Dr. Lotvin served as the Executive Vice President—Transformation at CVS Health Corporation from June 2018 to February 2020 and the Executive Vice President—Specialty Pharmacy at CVS Caremark from November 2012 to May 2018. Dr. Lotvin has extensive experience in the pharmacy benefit management (“PBM”) and specialty pharmacy industries. Before joining CVS Health Corp, Dr. Lotvin was the President and Chief Executive Officer of ICORE Healthcare, a Magellan Health Services company, and prior to that, Dr. Lotvin held senior positions in the PBM industry. Dr. Lotvin earned his B.S. in Biochemistry from Stony Brook University, his M.D. in Medicine from SUNY Downstate Health Sciences University, and his M.A. in Medical Informatics from Columbia University Graduate School of Arts and Sciences. We believe Dr. Lotvin is qualified to serve on the Board due to his extensive knowledge of ProKidney and the healthcare industry.
Brian J. G. Pereira, M.D.
Dr. Pereira has served on the Board since July 2022. Dr. Pereira served as the Chief Executive Officer and member of the board of directors of Visterra Inc., a clinical-stage biotechnology company committed to developing innovative antibody-based therapies for the treatment of patients with kidney diseases and other hard-to-treat diseases until March 2025. Visterra Inc. was acquired by Otsuka in 2018 and is a subsidiary of Otsuka America Inc., a global healthcare company listed on the Tokyo Stock Exchange. Dr. Pereira is a nationally recognized expert on kidney diseases, is the former Editor of the widely read textbook “Chronic Kidney Disease, Dialysis and Transplantation,” and has over 200 scientific papers to his credit. He currently serves on the board of directors of Africa Healthcare Network, Ltd, a dialysis provider, and as the Chairman of the board of directors of KalVista

Pharmaceuticals, Inc. (Nasdaq: KALV), a pharmaceutical company focused on the discovery, development, and commercialization of small molecule protease inhibitors for diseases with significant unmet need. He also serves on the Board of Astex Ltd, and Jnana Inc., both subsidiaries of Otsuka America Inc. He was the former Executive Chairman of the Board of directors of Abeona Therapeutics Inc. (Nasdaq: ABEO), a clinical-stage biopharmaceutical company developing gene and cell therapies for serious diseases and member of the Board of directors of Cullinan Pearl Corp, a privately held biotechnology company and subsidiary of Cullinan Oncology, Inc. (Nasdaq: CGEM), an oncology company and has served on several for-profit and non-profit company Boards. Dr. Pereira is a graduate of St. John’s Medical College, Bangalore, India and has an MBA from the Kellogg Business School, Northwestern University. Dr. Pereira obtained his D.M. in Nephrology and M.D. in Internal Medicine from Post Graduate Institute, Chandigarh, India. We believe Dr. Pereira’s qualifications to serve on the Board include his extensive experience with pharmaceutical companies, and his years of experience providing services to pharmaceutical and biotechnology organizations, including evaluating business plans involving clinical trials.
Class II Directors Continuing in Office Until the Company’s 2027 Annual General Meeting of Stockholders
Jennifer Fox
Ms. Fox has served on the Board since July 2022. She also has been a board member and chair of the audit committee at Apogee Therapeutics, Inc. (Nasdaq; APGE) since July 2023. She has served as the co-chair of Life Science Cares New York since August 2022, where she is also a member of its National Committee, since December 2023. Ms. Fox has served as the Chief Business Officer and Chief Financial Officer of Zenas BioPharma since December 2023. Prior to that role, Ms. Fox served as the Chief Business Officer and Chief Financial Officer of Nuvation Bio Inc. from October 2020 to November 2023. Previous to that, Ms. Fox served as Managing Director, Co-Head of North America Healthcare Corporate and Investment Banking Group at Citigroup from June 2015 to October 2020. From February 2006 to June 2015, Ms. Fox served as Managing Director at Deutsche Bank including Co-Head of Life Sciences Investment Banking Group. Prior to that, Ms. Fox served as Senior Managing Director Healthcare Investment Banking at Bear Stearns, Vice President Healthcare Investment Banking at Bank of America and Financial Analyst, Investment Banking Analyst, Associate, Vice President, Health Care Investment Banking at Prudential Vector Healthcare Group and Prudential Securities Incorporated. Ms. Fox received B.S. degrees in Finance and Marketing from Manhattan College. We believe that Ms. Fox is qualified to serve on the Board because she has over 25 years of experience in the healthcare investment banking industry and has been a lead advisor to life sciences companies on over 200 financing and strategic transactions.
José Ignacio Jiménez Santos
Mr. Jiménez Santos has served on the Board since July 2022. Mr. Jiménez Santos has served as the Chief Executive Officer of Afore Inbursa since August 2015 and the Chief Investment Officer of Grupo Financiero Inbursa, SAB de C.V., a public company registered on the Mexican Stock Exchange, since August 2013. Mr. Jiménez Santos served on the board of directors of Procesar SA de C.V., a private company that provides data processing services, now in his 3rd term since May 2024. Mr. Jiménez Santos also serves on the board of directors of Glycosyn, a private biotechnology company developing products based on unique bioactive sugars found in human milk.
Mr. Jiménez Santos received his bachelor’s degree in economics and finance from the Instituto Tecnológico Autonomo de México (ITAM). We believe that Mr. Jiménez Santos’ combined experience in finance, international investments and the biotechnology industry provide him with the qualifications and skills to serve as a member of the Board.
Class III Directors Continuing in Office Until the Company’s 2028 Annual Meeting of Stockholders
Bruce Culleton, M.D.
Dr. Culleton has served on our Board and as our Chief Executive Officer since November 2023. Prior to his appointment as Chief Executive Officer, Dr. Culleton served as the Company’s Executive Vice President, Clinical Development & Commercialization since July 2023. He has more than two decades of experience in industry and academia with a primary focus on kidney health.
Prior to joining the Company, Dr. Culleton served as the Vice President and General Manager of CVS Kidney Care, LLC, a subsidiary of CVS Health Corporation (NYSE: CVS), a health solutions company, from June 2022 to

July 2023. Previously, he served as Vice President and Chief Medical Officer at CVS Kidney Care from October 2017 to June 2022. Before joining CVS Health Corporation, he was Vice President, Global Clinical Development and World Wide Vice President, Medical Affairs, Medication and Procedural Solutions at Becton, Dickinson and Company (NYSE: BDX), a global medical technology company, from 2016 to 2017; and previously Vice President, Renal Therapeutic Area at Baxter International Inc. (NYSE: BAX), a healthcare company, from 2007 to 2016. Prior to beginning his industry career in 2007, Dr. Culleton was a Clinical Associate Professor, Department of Medicine at the University of Calgary. Dr. Culleton holds a Bachelor’s degree in Medical Science and a Doctor of Medicine degree from Memorial University of Newfoundland, and a Master’s degree in Business Administration from Northwestern University, Kellogg School of Management. He completed a specialization in Internal Medicine and Nephrology through the Royal College of Physicians and Surgeons of Canada, as well as a fellowship in Clinical Epidemiology at Boston University, Framingham Heart Study. We believe that Dr. Culleton’s qualifications to serve as a member of the Board include his knowledge of our business as our Chief Executive Officer and his extensive leadership experience in the healthcare industry.
Pablo Legorreta
Mr. Legorreta has served as Chairman of the Board since July 2022. Mr. Legorreta served on the board of ProKidney GP Limited from August 2021 until July 2022, as a director of the board of ProKidney, a Cayman Islands exempted company, since January 2019, and as a manager of ProKidney LLC, a limited liability company incorporated under the laws of Bermuda, since January 2019. ProKidney GP Limited was dissolved on January 8, 2024, in accordance with the laws of Ireland.
Mr. Legorreta is the founder and has served as Chief Executive Officer of Royalty Pharma plc (Nasdaq: RPRX), a rapidly growing biopharma company and one of the largest dedicated life sciences investors in the world, since September 1996. Mr. Legorreta has also served as the Chairman of the board of directors of Royalty Pharma plc since April 2020. Mr. Legorreta has over 25 years of experience building and managing Royalty Pharma plc. Additionally, Mr. Legorreta is a co-founder of Pharmakon Advisors, LP, a leading provider of debt capital to the life sciences industry, where he has served as a managing member, since April 2009. Mr. Legorreta has served as a director of Epizyme, Inc. (Nasdaq: EPZM), a fully integrated, commercial-stage biopharmaceutical company developing and delivering novel epigenetic therapies, since November 2019. Mr. Legorreta has served on the Board of Governors of the New York Academy of Sciences since January 2015, the Board of Trustees of Rockefeller University since March 2017, and the Board of Trustees and Compensation, Research and Innovation and Development Committees of the Hospital for Special Surgery since January 2015. Mr. Legorreta has also served on the boards of Brown University; Pasteur Foundation (French: Institut Pasteur), a French non-profit private foundation dedicated to the study of biology, micro-organisms, diseases, and vaccines; Open Medical Institute, an international initiative for medical professionals, which through education and research, aims to improve healthcare on a global scale; and The Park Avenue Armory, a nonprofit cultural institution within the historic Seventh Regiment Armory. Mr. Legorreta is the founder and Chairman of Alianza Médica para la Salud, a non-profit organization dedicated to enhancing the quality of health care in Latin America by providing doctors and healthcare providers with continued education opportunities. Since its foundation in December 2010, AMSA has provided over 500 scholarships to Mexican and Latin American doctors and healthcare providers to study abroad. Mr. Legorreta is also a founding member of Mount Sinai’s new Institute for Health Equity Research, which was created in May 2020 in part as a response to the health inequities made apparent by COVID-19.
Mr. Legorreta received his B.A. degree in Industrial Engineering from Universidad Iberoamericana in Mexico City. We believe that Mr. Legorreta’s experience in investing in pharmaceutical royalties and managing a growing life sciences investment company, as well as significant background in investment banking and debt financing provide him with the qualifications and skills to serve as the Chairman and a member of the Board.
Uma Sinha, Ph.D.
Dr. Sinha has served on the Board since July 2022. In April, 2016, Dr. Sinha was appointed the Chief Scientific Officer of BridgeBio Pharma, Inc. (“BridgeBio”) (Nasdaq: BBIO) and serves as the Chief Scientific Officer of other BridgeBio subsidiaries, including Eidos Therapeutics. Prior to that, Dr. Sinha served as Chief Scientific Officer of Global Blood Therapeutics, Inc., a clinical-stage biopharmaceutical company, from 2014 to 2015 and as Senior Vice President of research from 2013 to 2014. She was Vice President, head of biology at Portola Pharmaceuticals, Inc., a clinical-stage biotechnology company, from 2010 to 2012 and was the Vice President of translational biology from 2004 to 2010. Previously, Dr. Sinha held senior research positions at Millennium

Pharmaceuticals, Inc., a biopharmaceutical company, and COR Therapeutics, Inc., a biopharmaceutical company. Dr. Sinha was formerly a director of Eidos Therapeutics (Nasdaq: EIDX) from December 2019 through February 2021 and Social Capital Suvretta Holdings Corp. III (Nasdaq: DNAC) from September 2021 until July 2022. Dr. Sinha received her Ph.D. in biochemistry from the University of Georgia and her B.Sc. with honors in chemistry from Presidency College. We believe Dr. Sinha’s qualifications to serve on the Board include her significant scientific experience in the biopharmaceutical industry.
Director Independence
An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). The Board has reviewed the materiality of any relationship that each of our directors has with ProKidney Corp., either directly or indirectly. Based upon this review, the Board has determined that each of William F. Doyle, Alan M. Lotvin, M.D., Brian J. G. Pereira, M.D., Uma Sinha, Ph.D., José Ignacio Jiménez Santos and Jennifer Fox is an independent director under applicable SEC and the Nasdaq Stock Market LLC (“Nasdaq”) listing Nasdaq rules (the “Nasdaq Listing Rules”). The independent directors have regularly scheduled meetings at which only independent directors are present.

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, to assist in the exercise of its duties and responsibilities and to serve the best interests of us and our stockholders. The Corporate Governance Guidelines provide guidelines in the following areas to reflect our commitment to good governance and comply with applicable law and Nasdaq requirements:
•	board composition and director qualifications;
•	board responsibilities;
•	board meetings and procedures;
•	director communications;
•	director compensation;
•	director orientation and continuing education;
•	committees of the Board;
•	leadership development;
•	annual performance evaluation of the Board;
•	communicating with the Board;
The Corporate Governance Guidelines are available on our website at https://www.prokidney.com under Investors—Corporate Governance—Governance Overview.
Domestication and Restructuring
Effective July 1, 2025 (the “Domestication Date”), the Company completed a domestication process through which it changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware (the “Domestication”). In connection with the Domestication, the Company also completed certain other restructuring transactions (such transactions, together with the Domestication, the “Restructuring”) on the Domestication Date. Prior to the Restructuring, the Company conducted its business indirectly through its subsidiary ProKidney, LP (“PKLP”) and its subsidiaries. As part of the Restructuring, (i) PKLP contributed substantially all of its assets to a newly formed subsidiary, ProKidney Holdings, LLC, a Delaware limited liability company (“ProKidney Holdings”) (other than its limited liability company interests in ProKidney Holdings), (ii) PKLP commenced winding-up and made a liquidating distribution of its limited liability company interests in ProKidney Holdings to its partners, including the Company, in redemption of their interests in PKLP, and (iii) ProKidney Corp. GP Limited, the general partner of PKLP, sold its nominal economic interest in ProKidney Holdings received in such liquidating distribution to the Company. As a result of the consummation of the Domestication and the other transactions involved in the Restructuring, the Company and the other former limited partners of PKLP are now members of ProKidney Holdings, and ProKidney Holdings owns all of the subsidiaries that conduct the Company’s business. After completing the Domestication and other Restructuring transactions, the Company also underwent a series of transactions to streamline its operating subsidiaries from a tax perspective (the “Post-Domestication Reorganization”). The Post-Domestication Reorganization was finalized effective as of September 1, 2025.
Family Relationships
There are no family relationships among any of ProKidney’s directors or executive officers.
Committees of the Board and Meetings
Meeting Attendance. During the fiscal year ended December 31, 2025 there were six meetings of the Board, and the various standing committees of the Board met a total of 11 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal year 2025 except for Dr. Alan M. Lotvin, who attended 11 of the 15 meetings of the Board and committees of the Board on which he participated. The Board has adopted a policy under which each member of the Board makes reasonable best efforts to attend each annual meeting of our stockholders.
The Board has four standing committees: the Audit Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee and the Research & Development Committee.

Audit Committee
Our Audit Committee met four times during fiscal year 2025. This committee currently has three members: Jennifer Fox, who serves as the chairperson, Brian J. G. Pereira, M.D. and Alan M. Lotvin, M.D. Each member of the Audit Committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act. The Board has determined that each of Ms. Fox and Dr. Pereira qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the Nasdaq. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and its primary purpose is to discharge the responsibilities of the Board with respect to corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the Audit Committee include:
•	helping the Board oversee corporate accounting and financial reporting processes;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing related person transactions;
•
monitoring our internal control over financial reporting, disclosure controls and procedures and code of conduct, and be informed of (i) all significant deficiencies and material weaknesses related to internal control over financial reporting that are likely to adversely affect our ability to report financial information and (ii) any fraud that involves management or other employees who have a significant role in our internal control over financial reporting; and

•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.
The Board has adopted a written charter for the Audit Committee, which is available on our website at https://www.prokidney.com under Investors—Corporate Governance—Governance Overview.
Talent and Compensation Committee
Our Talent and Compensation Committee met four times during fiscal year 2025. Our Talent and Compensation Committee consists of three people: Alan M. Lotvin, M.D., who serves as the chairperson, William F. Doyle, and Uma Sinha, Ph.D. All members of the Talent and Compensation Committee qualify as independent under the definition promulgated by Nasdaq.
The primary purpose of the Talent and Compensation Committee is to discharge the responsibilities of the Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Talent and Compensation Committee include:
•	reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;
•	reviewing and recommending to the Board the compensation of directors;
•	administering the our 2022 Incentive Equity Plan (the “Incentive Equity Plan”) and other benefit programs;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•	reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

The Talent and Compensation Committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation: In establishing compensation for executives, the Talent and Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Talent and Compensation Committee generally reviews market data which is comprised of proxy-disclosed data from peer companies and data from nationally recognized published compensation surveys for the life science industry, adjusted for relevant criteria including headcount, company stage of development and market capitalization. The market data assists the committee in gaining perspective on the compensation levels and practices at the peer companies and assessing the relative competitiveness of the compensation paid to our executives and Board. The market data thus guides the Talent and Compensation Committee in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. The Talent and Compensation Committee then considers other factors, such as the criticality of each executive officer’s role in the company, depth and breadth of experience, internal equity, performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations.
The Talent and Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. The Talent and Compensation Committee has engaged the services of FW Cook to review and provide recommendations concerning the components of the Company’s executive and director compensation program. FW Cook performs services solely on behalf of the Talent and Compensation Committee. FW Cook assists the Talent and Compensation Committee in defining the appropriate market of our peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group. FW Cook also assists the Talent and Compensation Committee in benchmarking our director compensation program and practices against those of our peers. The Talent and Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and the corporate governance rules of Nasdaq and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the Talent and Compensation Committee.
The Talent and Compensation Committee reviews the performance of each named executive officer in light of the above factors and determines whether the named executive officer should receive any increase in base salary, annual bonus award or receive a discretionary equity award based on such evaluation.
The Board has adopted a written charter for the Talent and Compensation Committee, which is available on our website at https://www.prokidney.com under Investors—Corporate Governance—Governance Overview.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee (“Nominating Committee”) met two times during fiscal year 2025 and has three members: William F. Doyle, who serves as the chairperson, Brian J.G. Pereira, M.D. and José Ignacio Jiménez Santos. The Board has determined that all members of the Nominating Committee qualify as independent under the definition promulgated by Nasdaq.
The purpose of the nominating and corporate governance committee is to assist the Board in discharging the responsibilities set forth in the Nominating Committee’s written charter and include:
•	identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on the Board;
•	considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;
•	developing and making recommendations to the Board regarding corporate governance guidelines and matters, including in relation to corporate social responsibility; and
•	overseeing periodic evaluations of the performance of the Board, including its individual directors and committees.
The Board has adopted a written charter for the nominating and corporate governance committee, which is available on our website at https://www.prokidney.com under Investors—Corporate Governance—Governance Overview.
Generally, our Nominating Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating Committee evaluates a candidate’s qualifications in accordance with our Nominating and Governance Committee Policy Regarding Qualifications of Directors appended to our Nominating Committee’s written charter. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our stockholders. Our Nominating Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the Board and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to the Board, it must follow the procedures described in the Charter and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our Policy on Shareholder Recommendation of Candidates for Election as Directors appended to our Nominating Committee’s written charter. Any such recommendation should be made in writing to the Nominating and Corporate Governance Committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•	all information relating to such person that would be required to be disclosed in a proxy statement;
•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•	certain biographical information concerning the proposed nominee;
•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•	certain information about any other security holder of the Company who supports the proposed nominee;
•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by the Charter.
Research & Development Committee
Our Research & Development Committee met one time during fiscal 2025 and has four members: Brian J.G. Pereira, M.D., who serves as the chairperson, Bruce Culleton, M.D., Pablo Legorreta and Uma Sinha, Ph.D. The purpose of the Research & Development Committee is to assist the Board in ensuring that our research and development (“R&D) organization is optimized in terms of structure, focus and operations to support our strategic goals and to provide recommendations to the Board on key strategic and tactical issues relating to our R&D activities. To accomplish this purpose, the Research & Development Committee reviews and monitors the science, processes and procedures, and infrastructure underlying our major discovery and development programs. The Research & Development Committee serves a board level oversight role in which it provides advice, counsel and direction to management on the basis of the information it receives, discussions with management and the experience of the Research & Development Committee members to guide strategic decision making. Specific responsibilities of the Research & Development Committee include:
•	reviewing the science, clinical and regulatory strategy, trial design and results underlying major R&D programs;

•	reviewing presentations and discussing the advancement/enrollment of clinical programs with critical paths identified and timelines evaluated;
•	identifying and reviewing specific areas of risk, opportunity and potential problems with our R&D programs;
•	reviewing our medical affairs strategies, programs, and outreach initiatives;
•	reviewing the progress toward achievement of key R&D milestones and suggest/endorse actions to address issues;
•
reviewing the interactions of the R&D organization with regulatory bodies, especially regarding reporting of efficacy outcomes, adverse events and/or unexpected negative data observed in our preclinical and clinical studies; and

•	reviewing significant correspondence with the FDA and other healthcare regulators.
The Research & Development Committee also has the authority to retain, as necessary, the services of one or more advisors, consultants or attorneys to assist the Research & Development Committee in discharging its responsibilities.
Role of the Board in Risk Oversight
One of the key functions of the Board is to oversee ProKidney’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Talent and Compensation Committee also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Board Leadership Structure
The Board does not have a fixed policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently, two separate individuals serve in the positions of Chief Executive Officer and Chairman of the Board. Further, if the Chairman of the Board is not an independent director, a Lead Independent Director is appointed by the Board.
The Lead Independent Director coordinates the activities of the other independent directors and performs such duties and responsibilities as the Board may determine. The duties of the Lead Independent Director include:
•	presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of independent directors;
•	consulting with the Chairman of the Board regarding all information sent to the Board;
•	consulting with the Chairman of the Board regarding the scheduling of Board meetings, the meeting agendas and assuring there is enough time for discussion for all agenda items;
•	calling meetings and executive sessions of independent directors;
•	serving as the principal liaison between the Chairman of the Board and the independent directors;
•	establishing the agenda for meetings of the independent directors;
•	being available, when appropriate, for communication with stockholders and stakeholders; and
•	performing such other duties as may be requested by the independent directors from time to time.
We believe that our current leadership structure is optimal for the Company at this time.

Our Board has six independent members and two non-independent directors, our Chief Executive Officer and the Chairman of the Board. We believe that the number of independent, experienced directors that make up the Board, along with the oversight of the Board by the Chairman of the Board and the Lead Independent Director, benefits our company and stockholders. All of our independent directors have demonstrated leadership in other organizations and are familiar with board of director practices and processes.
Risk Assessment of Compensation Programs
Our Talent and Compensation Committee annually evaluates whether our compensation programs encourage excessive risk-taking by employees. Based upon its assessment, the Talent and Compensation Committee does not believe that our compensation programs create risks that are reasonably likely to have a material adverse effect on the Company.
Stockholder Communications to the Board
Generally, stockholders who have questions or concerns should contact our Investor Relations team at (336) 999-7019. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, including the Lead Independent Director, may write to Secretary, ProKidney Corp., 2000 Frontis Plaza Blvd., Suite 250, Winston-Salem, NC 27103.
Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:
•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.
Policy Prohibiting Hedging - Insider Trading Policy
We maintain an insider trading policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers and employees. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard by our personnel. The policy prohibits covered persons from purchasing, selling or otherwise disposing of our securities while in possession of material non-public information (except in limited circumstances, such as under a previously established trading plan). In addition, the policy prohibits all employees and directors from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities such as through short sales, derivative securities and hedging transactions including forward sale or purchase contracts, equity swaps, collars or exchange funds. The policy also prohibits our insiders from holding our securities in a margin account or pledging our securities as collateral for a loan. The policy provides for quarterly and other trading blackouts and includes the procedures covered persons must follow before transacting in our securities including trading pre-clearance.
Although we have not adopted an insider trading policy governing the purchase or sale of our securities by the Company, as part of the oversight of risk, the Board, or one or more of its Committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, the Board or Committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of the policy is filed as an exhibit to our Annual Report on Form 10-K filed on March 18, 2026.

Executive Officers
The following table sets forth certain information as of April 8, 2026 regarding our executive officers who are not also directors. We have employment agreements with all of our executive officers.

Name	Age	Position
Executive Officers:
James Coulston, CPA	50	Chief Financial Officer
Darin J. Weber, Ph.D.	57	Chief Regulatory Officer
Todd C. Girolamo, J.D., MBA	61	Chief Legal Officer

James Coulston, CPA
Mr. Coulston has served as our Chief Financial Officer since January 2022. Prior to that, Mr. Coulston served as Senior Vice President, Finance from January 2021 to December 2021 and Vice President, Finance from February 2019 to December 2020. Before joining ProKidney, from August 2015 to January 2019, Mr. Coulston served as the Executive Director, Finance of Banner Life Sciences LLC, a privately held clinical-stage pharmaceutical company combining a proven history of formulation expertise with proprietary technologies to create specialty pharmaceuticals that solve real unmet clinical needs, where Mr. Coulston oversaw the financial, human resources, and IT activities. From 2007 to 2015, Mr. Coulston held finance roles of increasing responsibility at Targacept Inc. (Nasdaq: TRGT), a clinical-stage biopharmaceutical company developing novel NNR Therapeutics™, including Senior Director, Finance and Controller. Mr. Coulston earned his B.S. and master’s degree in Accounting from North Carolina State University and is a Certified Public Accountant in the state of North Carolina.
Darin J. Weber, Ph.D.
Dr. Weber has served as our Chief Regulatory Officer since December 2022, having served as Senior Vice President of Regulatory Development since September 2020, where Dr. Weber is responsible for leading the development and implementation of ProKidney’s regulatory strategy in all markets, worldwide, and interfacing with regulatory authorities. Dr. Weber has over 30 years of experience in cellular and tissue-based regenerative medicine products, with previous roles as Senior Vice President of Regulatory and Quality at Medeor Therapeutics from February 2016 to December 2019; Executive Vice President of Global Regulatory Affairs and Quality Management at Mesoblast from June 2011 to February 2016; Senior Consultant for Cell and Gene Therapies at Biologics Consulting Group from February 2004 to May 2011, and positions of increasing responsibility at the FDA’s CBER, including as Chief of Cellular Therapies Branch in the Office of Cellular, Tissues and Gene Therapies, (now known as the Office of Therapeutic Products) from September 1996 to January 2004. He recently concluded 20 years of service as a volunteer member on several United States Pharmacopeia (USP) expert committees for human tissues and advanced therapies. Dr. Weber received his B.S. in Molecular Biology from The Evergreen State College and a Ph.D. in Biochemistry and Biophysics from Oregon State University.
Todd C. Girolamo, J.D., MBA
Mr. Girolamo has served as our Chief Legal Officer since March 2022. Prior to that, Mr. Girolamo spent 11 years at Caladrius Biosciences, Inc. (Nasdaq: CLBS) (now Lisata Therapeutics, Inc. (Nasdaq: LSTA)), where he served as Chief Legal Officer, Senior Vice President of Corporate Development and Corporate Secretary. Mr. Girolamo began his legal career at Cahill Gordon & Reindel in 1990 and later at Reid & Priest, practicing in the areas of securities law, intellectual property, employment law and general commercial litigation. After private practice, Mr. Girolamo spent 12 years on Wall Street in institutional equities as a series 24, 7 and 63 licensed principal at Oppenheimer & Co., CIBC World Markets, Leerink Swann and Summer Street Research Partners where he specialized in equity research, sales, and trading of biotechnology, pharmaceuticals and medical technology market sectors. Mr. Girolamo then served as an analyst and portfolio manager at Lion’s Path Capital managing a long-short portfolio of biopharma and med-tech equities. Mr. Girolamo received an A.B. with honors from Harvard College, a J.D. from the University of Pennsylvania Law School and an MBA from Columbia Business School.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The following discusses the material components of the executive compensation program for our named executive officers (the “NEOs”) who are identified in the Summary Compensation Table below. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.
Summary Compensation Table
For the year ended December 31, 2025, ProKidney’s NEOs were:
•	Bruce Culleton, M.D., Chief Executive Officer;
•	Todd C. Girolamo J.D., MBA, Chief Legal Officer; and
•	James Coulston, Chief Financial Officer.
The following table sets forth certain information with respect to compensation for the years ended December 31, 2025 and 2024 earned by, awarded to or paid to our NEOs.

Name and Principal Position(s)	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Bruce Culleton, M.D. Chief Executive Officer	2025	687,738	1,775,166	478,080	15,463(3)	2,956,447
	2024	625,000	—	375,000	15,802(3)	1,015,802
Todd C. Girolamo Chief Legal Officer	2025	466,153	642,460	243,000	15,949(4)	1,367,562
	2024	425,000	625,041	195,075	15,783(4)	1,260,899
James Coulston Chief Financial Officer	2025	465,923	642,460	243,000	15,949(5)	1,367,332
	2024	420,000	323,840	192,780	13,507(5)	950,127

(1)
Represents grant date fair value of stock options granted as computed in accordance with ASC Topic 718, not including any estimates of forfeiture. For a discussion of valuation assumptions, see Notes 2 and 10 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 18, 2026. Note that these amounts represent the accounting cost of these awards and do not correspond to the actual economic value that may be received by the NEO.

(2)	Represents cash bonuses earned by the named executive officers pursuant to our Non-Equity Incentive Compensation Plan for performance.
(3)
Represents all other compensation paid to Dr. Culleton including: (1) matching contributions to the 401(k) plan of $14,000 and $14,067 for the years ended December 31, 2025 and 2024, respectively and (2) insurance premiums with respect to a group life insurance policy, a group short-term disability policy, a group long-term disability policy, an accidental death and dismemberment policy, and contributions to healthcare spending accounts in 2025 and flexible spending accounts in 2024.

(4)
Represents all other compensation paid to Mr. Girolamo including: (1) the matching contributions to the 401(k) plan of $14,000 and $14,048 for the years ended December 31, 2025 and 2024, respectively and (2) insurance premiums with respect to a group life insurance policy, a group short-term disability policy, a group long-term disability policy, an accidental death and dismemberment policy, and contributions to healthcare spending accounts in 2025 and flexible spending accounts in 2024.

(5)
Represents all other compensation paid to Mr. Coulston including (1) the matching contributions to the 401(k) plan of $14,000 and $11,772 for the years ended December 31, 2025 and 2024, respectively and (2) insurance premiums with respect to a group life insurance policy, a group short-term disability policy, a group long-term disability policy, an accidental death and dismemberment policy, and contributions to healthcare spending accounts.

Narrative Disclosure to Summary Compensation Table
Compensation of Executive Officers
Overview
Our executive compensation program is designed to:
•
attract, retain and motivate senior management leaders who are capable of advancing our mission and strategy and, ultimately, creating and maintaining long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;

•	reward senior management in a manner aligned with our financial performance; and
•	align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.

Decisions with respect to the compensation of our executive officers, including our named executive officers, are made by the Talent and Compensation Committee. Compensation for our executive officers has the following components: base salary, cash bonus opportunities, long-term incentive compensation, broad-based employee benefits, and severance benefits. Base salaries, broad-based employee benefits, supplemental executive perquisites and severance benefits are designed to attract and retain senior management talent. We also use cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our NEOs with the long-term interests of our stockholders and to enhance executive retention.
Base Salary
The base salaries for our NEOs are subject to adjustments made by the Talent and Compensation Committee, including in connection with our annual review of our NEOs’ base salaries.
Non-Equity Incentive Compensation
We use annual cash incentive bonuses for the NEOs to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. Near the beginning of each year, the Talent and Compensation Committee will approve the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the NEOs, which typically include corporate goals and personal goals, subject to the terms of their employment agreements. Following the end of each year, the Talent and Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers.
In December 2025, the Talent and Compensation Committee approved a corporate goal achievement of 120% for 2025.

Name	Title	2025 Actual Bonus	2025 Actual Bonus (% of Base Salary)	2024 Actual Bonus	2024 Actual Bonus (% of Base Salary)
Bruce Culleton, M.D.	Chief Executive Officer	$478,080	69.5%	$375,000	60.0%
Todd C. Girolamo	Chief Legal Officer	$243,000	52.1%	$195,075	45.9%
James Coulston	Chief Financial Officer	$243,000	52.2%	$192,780	45.9%

Share-Based Awards
We use share-based awards to promote our interests by providing the executives with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the executives’ interests with those of stockholders. Share-based awards are awarded under the Incentive Equity Plan.
Policies and Practices Related to the Grant of Certain Equity Awards
Our equity awards, including stock options, are granted in connection with the Company’s yearly compensation cycle and regularly scheduled meetings of the Talent and Compensation Committee. Typically, our practice is to price yearly compensation cycle option award grants on or about March 1 of each year. The Talent and Compensation Committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates.
Other Compensation
We maintain various broad-based employee benefit plans, including medical, dental, vision, life and disability insurance and 401(k) plans, paid vacation, sick leave and holidays and employee assistance program benefits in which the NEOs participate.
Employment Agreements
Below are descriptions of the employment agreements with each of our NEOs (the “Employment Agreements”) setting forth the terms and conditions of such executive’s employment with us.

Bruce Culleton, M.D.
On May 12, 2025, we entered into a new employment agreement with Dr. Culleton, which agreement superseded Dr. Culleton’s prior employment agreement with us, pursuant to which he continues to serve as our Chief Executive Officer. The agreement provides for a base salary of not less than $664,000 per year, a target cash bonus opportunity of 60% of base salary, eligibility to receive long-term incentive awards under the Incentive Equity Plan, eligibility for participation in the Company’s employee health and welfare benefit and retirement programs and certain severance benefits described below.
Todd Girolamo, J.D., MBA
On May 9, 2025, we entered into a new employment agreement with Mr. Girolamo, which agreement superseded Mr. Girolamo’s prior employment agreement with us, pursuant to which he continues to serve as our Chief Legal Officer. The agreement provides for a base salary of not less than $450,000 per year, a target cash bonus opportunity of 45% of base salary, eligibility to receive long-term incentive awards under the Incentive Equity Plan, eligibility for participation in the Company’s employee health and welfare benefit and retirement programs and certain severance benefits described below.
James Coulston
On May 12, 2025, we entered into an employment agreement with Mr. Coulston, which agreement superseded Mr. Coulston’s prior employment agreement with us, pursuant to which he continues to serve as Chief Financial Officer of the Company and its subsidiaries and affiliates. The agreement provides for a base salary of not less than $450,000 per year, a target cash bonus opportunity of 45% of base salary, eligibility to receive long-term incentive awards under the Incentive Equity Plan, eligibility for participation in the Company’s employee health and welfare benefit and retirement programs and certain severance benefits described below.
Potential Payments upon Termination or Change-In-Control
Under the Employment Agreements for each of our NEOs, upon termination of employment for any reason, the Company shall pay the NEO (i) base salary earned through the date of such termination, (ii) amounts for accrued but unused vacation days in the year of termination and (iii) any unreimbursed business expenses in accordance with the Company’s reimbursement policy.
In the event the executive’s employment is terminated by the Company without “Cause” or by the executive for “Good Reason” (each as defined in the applicable Employment Agreement), subject to the executive’s timely execution and non-revocation of a release of claims, the executive will receive (i) any earned but unpaid bonus for any prior completed fiscal year, payable when such payments would otherwise be paid, (ii) salary continuation for a period of the number of months set forth in the table below under “Post-Termination Severance Period” following the termination date, payable in accordance with the Company’s normal payroll cycle and (iii) provided the executive timely elects to continue coverage under the Company’s group health plan, reimbursement of 100% of the monthly premium to continue such coverage for the lesser of the period of the number of months set forth in the table below under “Post-Termination Severance Period” following the month in which the termination occurs, the month in which the executive is no longer eligible for continued coverage under COBRA and the month in which the executive is eligible to participate in a subsequent employer’s group health plans.

In the event that the executive’s employment is terminated by the Company without Cause or by the executive for Good Reason within the applicable protection period set forth in the table below following a Change in Control (as defined in the Incentive Equity Plan) under “Qualifying Termination Following a Change in Control”, subject to the executive’s timely execution and non-revocation of a release of claims, the executive will receive (i) a lump-sum severance payment equal to the applicable severance multiple set forth in the table below multiplied by the sum of the executive’s (A) then-current base salary and (B) then-current target bonus opportunity, (ii) provided the executive timely elects to continue coverage under the Company’s group health plan, reimbursement of 100% of the monthly premium to continue such coverage for the lesser of the period of the number of months set forth in the table below under Post-Termination Benefits Period following the month in which the termination occurs, the month in which the executive is no longer eligible for continued coverage under COBRA and the month in which the executive is eligible to participate in a subsequent employer’s group health plans and (iii) full vesting of any equity awards then outstanding held by the executive.

	Qualifying Termination Absent a Change in Control	Qualifying Termination Following a Change inControl
NEO	Post-Termination Severance Period	Protection Period	Severance Multiple	Post-Termination Benefits Period
Bruce Culleton, Chief Executive Officer	12 months	18 months	1.5X	18 months
Todd Girolamo, Chief Legal Officer	9 months	18 months	1X	12 months
James Coulston, Chief Financial Officer	9 months	18 months	1X	12 months

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2025, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table:

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price Per Share ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Bruce Culleton, M.D. Chief Executive Officer	3/1/2025(5)	336,750	1,459,250	—	$1.23	3/1/2035	—	$—
	12/3/2023(2)	500,000	—	500,000	$1.69	12/3/2033	—	$—
	12/3/2023(3)	1,000,000	1,000,000	—	$1.69	12/3/2033	—	$—
	8/1/2023(4)	282,916	202,084	—	$13.08	8/1/2033	—	$—
Todd C. Girolamo Chief Legal Officer	3/1/2025(5)	121,875	528,125	—	$1.23	3/1/2035	—	$—
	3/1/2024(5)	131,250	168,750	—	$1.61	3/1/2034	—	$—
	3/1/2024(6)	205,399	29,343	—	$1.61	3/1/2034	—	$—
	1/16/2023(5)	211,458	78,542	—	$8.43	1/16/2033	—	$—
	10/20/2022(7)	551,627	145,166	—	$10.33	10/20/2032	—	$—
	1/17/2022(8)	—	—	—	$—	—	81,929	$183,521
James Coulston Chief Financial Officer	3/1/2025(5)	121,875	528,125	—	$1.23	3/1/2035	—	$—
	3/1/2024(5)	120,312	154,688	—	$1.61	3/1/2034	—	$—
	1/16/2023(5)	211,458	78,542	—	$8.43	1/16/2033	—	$—
	10/20/2022(7)	257,426	67,744	—	$10.33	10/20/2032
	1/17/2022(8)	—	—	—	$—	—	88,287	$197,763

(1)
The market value of the award is calculated using the closing price of the Company’s Class A common stock on the last trading day of our 2025 fiscal year (December 31, 2025), which was $2.24, multiplied by the number of shares subject to the award.

(2)
The option vests subject to the achievement of both time and performance vesting conditions, with 25% of the shares vesting on November 15, 2024 and the remaining shares vesting in equal quarterly installments over the following three years, subject to the achievement of certain performance milestones.

(3)	The option vests 25% on November 15, 2024 and the remaining 75% vests in substantially equal quarterly installments over the following 36 months on each quarterly anniversary of the date of grant.
(4)	The option vests 25% on the first anniversary of the date of grant and the remaining 75% vests in substantially equal monthly installments for 36 months thereafter.
(5)	These options vest in substantially equal monthly installments over the four-year period beginning on the date of grant.
(6)	These option vests 50% on the first anniversary of the date of grant and the remaining 50% vests in substantially equal monthly installments for 12 months thereafter.
(7)	These options vest in substantially equal monthly installments over the four-year period beginning on October 19, 2022.
(8)	Each of these awards vest ratably on each of the first, second, third and fourth anniversaries of the date of grant.
Other Compensation
All of ProKidney’s NEOs are eligible to participate in its employee benefit plans, including its medical, dental, vision, life and disability insurance plans, in each case on the same basis as all of ProKidney’s other employees. ProKidney generally provides perquisites or personal benefits to its NEOs in limited circumstances.
401(k) Plan
ProKidney maintains a 401(k) plan for its employees. The 401(k) plan is intended to qualify under Section 401(k) of the Code, so that contributions to the 401(k) plan by employees or by ProKidney, and related investment earnings, are not taxable to the employees until withdrawn from the 401(k) plan, and so that contributions by ProKidney, if any, will be deductible by ProKidney when made. Full-time employees are eligible to participate in the plan. Under the 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to the 401(k) plan. The 401(k) plan permits ProKidney to make contributions up to the limits allowed by law on behalf of all eligible employees. As of December 31, 2025, ProKidney matched 100% of participating employees’ contribution up to 4% of salary to the ProKidney 401(k) plan.
Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plan.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2025 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on the Board.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Pablo Legorreta	72,250	72,383	144,633
William F. Doyle	57,500	72,383	129,883
Alan M. Lotvin, M.D.	71,000	72,383	143,383
Brian J.G. Pereira, M.D.	67,000	72,383	139,383
Uma Sinha, Ph.D.	52,500	72,383	124,883
José Ignacio Jiménez Santos	45,000	72,383	117,383
Jennifer Fox	60,000	72,383	132,383

(1)
Represents grant date fair value of stock options granted to during 2025, as computed in accordance with ASC Topic 718, not including any estimates of forfeiture. See Notes 2 and 10 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 18, 2026, for a discussion of assumptions used in determining the grant date fair value of our option awards for fiscal year ended December 31, 2025. Note that amounts reported in this column reflect the accounting cost for these stock options and do not correspond to actual economic value that may be received by the executives from the stock options.

The following table shows the aggregate number of shares subject to options held by each of our non-employee directors as of December 31, 2025:

Name	Number of Securities Underlying Unexercised Options Outstanding
Pablo Legorreta	236,548
William F. Doyle	236,548
Alan M. Lotvin, M.D.	236,548
Brian J.G. Pereira, M.D.	236,548
Uma Sinha, Ph.D.	236,548
José Ignacio Jiménez Santos	236,548
Jennifer Fox	416,472

The following is a description of the standard compensation arrangements under which our directors are compensated for their service as directors, including as members of the various committees of our board.
The Board maintains a non-employee director compensation policy that is applicable to all of our non-employee directors (the “Non-Employee Director Compensation Policy”). The Non-Employee Director Compensation Policy, as amended, provides that each non-employee director will receive the following compensation for service on the Board:
•	An annual cash retainer of $42,500;
•	An additional cash retainer of $35,000 for service as the non-executive chair of the Board;
•	An additional cash retainer of $30,000 for service as the lead independent director of the Board;
•
An additional annual cash retainer of $10,000, $7,500, $5,000 and $7,500 for service as a non-chair member of the Audit Committee, Talent and Compensation Committee, Nominating and Corporate Governance Committee and Research & Development Committee, respectively;

•
An additional annual cash retainer of $20,000, $15,000, $10,000, and $15,000 for service as Chair of the Audit Committee, Talent and Compensation Committee and the Nominating and Corporate Governance Committee and Research & Development Committee, respectively;

•
An initial option grant (the “Initial Grant”) to purchase a number of shares of Class A common stock as determined by the Board. The options subject to the Initial Grant will vest in equal monthly installments over the 36 months following the date of grant, subject to the Non-Employee Director’s Continuous Service (as defined in the Incentive Equity Plan) on each vesting date; and

•
An annual option grant (the “Annual Grant”) to purchase 135,000 shares of Class A common stock. Such award is made on the date of each of our annual stockholder meetings. The options subject to the Annual Grant will vest in full on the sooner of the one-year anniversary of the date of grant or the date of Company’s next annual stockholder meeting, subject to the Non-Employee Director’s Continuous Service (as defined in the Incentive Equity Plan) through such vesting date.

Each non-employee director may make an election to receive a grant of Class A common stock in lieu of all, or a portion of, their cash retainer payments described above. The number of Class A common stock to be granted to the electing director will be computed by dividing the amount of cash compensation otherwise payable by the closing price of the Company’s Class A common stock on the regular payment date of such cash compensation.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2025.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	28,736,764(1)	$3.78(2)	32,340,078(3)
Equity compensation plans not approved by security holders	733,252(4)		—
Total	29,470,016		32,340,078(5)

(1)	Consists of options to purchase 28,736,764 shares of Class A common stock under the Incentive Equity Plan as of December 31, 2025.
(2)	Reflects the weighted-average exercise price of options to purchase shares of Class A common stock outstanding under the Incentive Equity Plan as of December 31, 2025.
(3)
Consists of (i) 27,509,272 shares of Class A common stock reserved under the Incentive Equity Plan as of December 31, 2025 and (ii) 4,830,806 shares of Class A common stock reserved under the Company’s Employee Stock Purchase Plan (the “ESPP”) as of December 31, 2025. The Company does not currently grant awards under the ESPP.

(4)	Represents Class B common stock issuable upon the vesting of restricted common units of ProKidney Holdings.
(5)
The Incentive Equity Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the Incentive Equity Plan to be added on the first day of each fiscal year, beginning in fiscal year 2023 and ending on the second day of fiscal year 2032. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 5% of the number of outstanding shares of ProKidney Class A common stock on the last day of the immediately preceding fiscal year on a fully diluted basis (as defined in the Incentive Equity Plan) and (ii) an amount determined by the Talent and Compensation Committee. This total does not reflect the automatic increase in the number of shares available for issuance under the Incentive Equity Plan that was effective on January 1, 2026 pursuant the evergreen provision.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.prokidney.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2025, the Audit Committee took the following actions:
•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and Ernst & Young LLP, our independent registered public accounting firm;
•	Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit committees; and
•
Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee and the Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Members of the ProKidney Corp. Audit Committee
Jennifer Fox, Chair
Brian J. G. Pereira, M.D.
Alan M. Lotvin, M.D.

DELINQUENT SECTION 16(A) REPORTS
Our records reflect that all reports which were required to be filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Amended and Restated Exchange Agreement
On July 1, 2025, in connection with the Restructuring, the Company entered into an amended and restated exchange agreement (the “Exchange Agreement”) with ProKidney Holdings and certain holders of common units of ProKidney Holdings on substantially similar terms to the exchange agreement in force prior to the Restructuring, to reflect updates to the Company’s corporate structure resulting from the Restructuring. The Exchange Agreement provides that holders of common units of ProKidney Holdings may exchange their common units on a one-for-one basis for shares of Class A common stock of the Company. Refer to Note 6 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 18, 2026 for further details.
Amended and Restated Lock-Up Agreement
On July 1, 2025, in connection with the Restructuring, the Company entered into an amended and restated lock-up agreement (the “Lock-Up Agreement”) with certain holders of common units of ProKidney Holdings on substantially similar terms to the lock-up agreement in force prior to the Restructuring, to reflect updates to the Company’s corporate structure resulting from the Restructuring. The Lock-Up Agreement was amended and restated to clarify that the limitations on transfer applicable to certain holders of ProKidney Holdings continue to apply to the corresponding securities of the Company received by such holders as a result of the Restructuring. The remaining lock-up of such securities under the Lock-Up Agreement expires on July 11, 2026. Refer to Note 6 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 18, 2026 for further details.
Tax Receivable Agreement
On July 1, 2025, in connection with the Restructuring, the Company entered into an amended and restated tax receivable agreement (the “Tax Receivable Agreement”) on substantially similar terms to the tax receivable agreement in force prior to the Restructuring, to reflect updates to the Company’s corporate structure resulting from the Restructuring. The Tax Receivable Agreement provides that the Company will be required to pay the holders of common units of ProKidney Holdings that are party to the Tax Receivable Agreement 85% of certain tax savings recognized by the Company, if any, as a result of the increases in tax basis attributable to exchanges by the holders of common units of ProKidney Holdings for shares of Class A common stock of the Company or, subject to certain restrictions, cash, pursuant to the Exchange Agreement and certain other tax attributes of ProKidney Holdings and tax benefits related to entering into the Tax Receivable Agreement. Refer to Note 6 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 18, 2026 for further details.
Earnout Rights
Certain stockholders hold an aggregate of 17,500,000 Earnout Restricted Common Units and 17,500,000 Earnout Restricted Stock Rights (collectively, the “Earnout Rights”). The Earnout Rights vest in three equal tranches if, during the five-year period commencing July 11, 2022, the volume-weighted average price (“VWAP”) of a share of Class A common stock reaches $15.00 per share, $20.00 per share and $25.00 per share. Likewise, the Earnout Rights will vest upon a change of control with a per share price exceeding the same VWAP thresholds within the five-year period commencing July 11, 2022. Refer to Note 6 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 18, 2026 for further details.
Consulting Services Agreements between ProKidney Subsidiaries and Nefro Health
Two of ProKidney’s subsidiaries, ProKidney IPCo, LLC (formerly known as ProKidney and inRegen) and ProKidney, LLC, are party to consulting services agreements with Nefro Health (“Nefro”), an Irish partnership controlled and majority-owned by Mr. Pablo Legorreta, a director of the Company. Under these agreements Nefro provides consulting services for the research and development of the Company’s product candidates, including the conduct of clinical trials in North America and the European Union, the design and manufacturing of ProKidney’s product candidates as well as pre-commercialization activities. Under each of these agreements, Nefro receives $25,000 per quarter and is reimbursed for any out-of-pocket expenses incurred in connection with activities Nefro conducts under the agreements. Each of ProKidney IPCo, LLC and ProKidney, LLC has paid Nefro an aggregate of $100,000 for each of the years ended December 31, 2025, 2024 and 2023. Refer to Note 6 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 18, 2026 for further details.
Indemnification Agreements
We have entered into customary indemnification agreements with our officers and directors that provide, in general, that we will provide them with customary indemnification in connection with their service to us or on our behalf.
These indemnification agreements require us, among other things, to indemnify our directors and officers against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements also require us to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified and to obtain directors’ and officers’ insurance, if available on reasonable terms.
Policies and Procedures for Related Party Transactions
We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of (i) $120,000, and (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to the Company or any of its subsidiaries as an employee, consultant or director will not be considered related person transactions under this policy. Notwithstanding anything to the contrary herein, (i) any election by the Company pursuant to the Exchange Agreement to deliver any Cash Exchange Notice or make any Cash Exchange Payment (as such terms are defined in the Exchange Agreement) with any Related Person or any affiliate of any Related Person and (ii) any material amendment to the Exchange Agreement, are deemed to be related person transactions.
A “Related Person” is:
•	any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year;
•	a person who is or was an Immediate Family Member (as defined below) of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year;
•	any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Stockholder”); or
•	any person who, at the time of the occurrence or existence of the transaction, is an Immediate Family Member of a Significant Stockholder of the Company.
An “Immediate Family Member” of a person is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, or any other person sharing the household of such person, other than a tenant or employee.
The Company has implemented policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the Audit Committee has the responsibility to review related party transactions.
Under the related person transaction policy, any related person transaction will be reviewed and approved by the Audit Committee prior to effectiveness or consummation of the transaction, whenever practicable, and if advance approval is not practicable under the circumstances, ratified by the Audit Committee at its next meeting. Alternatively, a related person transaction arising in the time period between meetings of the audit committee may be presented to the chairperson of the Audit Committee, who shall review and may approve the related person transaction, subject to ratification by the Audit Committee at the next meeting of the Audit Committee.
To identify related person transactions in advance, we expect to rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our Audit Committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the related person’s interest in the transaction;
•	the approximate dollar value of the amount involved in the transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of business of the Company;
•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to the Company of, the transaction; and
•
any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
The Board has nominated William F. Doyle, Alan M. Lotvin, M.D., and Brian J. G. Pereira, M.D. for election at the annual meeting as Class I directors for a term of three years to serve until the 2029 annual meeting of stockholders, and until their respective successors are elected and qualified. The Class II directors (Jennifer Fox and José Ignacio Jiménez Santos) and the Class III directors (Bruce Culleton, M.D., Pablo Legorreta, Uma Sinha, Ph.D.) will serve until the annual meetings of stockholders to be held in 2027 and 2028, respectively, and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of William F. Doyle, Alan M. Lotvin, M.D., and Brian J. G. Pereira, M.D. as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF WILLIAM F. DOYLE, ALAN M. LOTVIN, M.D., AND BRIAN J. G. PEREIRA, M.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH CANDIDATES UNLESS A STOCKHOLDER HAS
INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Ernst & Young LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2026. Ernst & Young LLP has served as our independent registered public accounting firm since 2019. The Board proposes that stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2025. We expect that representatives of Ernst & Young LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Ernst & Young LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Ernst & Young LLP and concluded that Ernst & Young LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
The Audit Committee has adopted a policy for the pre-approval of all audits and permitted non-audit services that may be performed by our independent registered public accounting firm. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories—audit, audit-related, tax services or, to the extent permitted by law, other services—that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost-effective and efficient service and whether the service might enhance our ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval, provided the member reports any approval so given to the Audit Committee at its next scheduled meeting. All fees incurred subsequent to our IPO were pre-approved by the Audit Committee.
Summary of Fees
The following table summarizes the aggregate fees billed for professional services rendered by Ernst & Young LLP to us in 2025 and 2024. A description of these various fees and services follows the table (in thousands).

Name	2025	2024
Audit Fees(1)	$808	$721
Audit-Related Fees	—	—
Tax Fees(2)	—	6
All Other Fees(3)	2	2

(1)
Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services pertaining to other regulatory filings such as our proxy statements and registration statements.

(2)	Tax Fees: This category consists of tax compliance, tax planning and tax advice.
(3)	All Other Fees: This category consists of fees for permitted services other than the services reported in audit fees and tax fees.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
The Audit Committee has adopted a policy for the pre-approval of all audits and permitted non-audit services that may be performed by our independent registered public accounting firm. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories—audit, audit-related, tax services or, to the extent permitted by law, other services—that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost-effective and efficient service and whether the service might enhance our ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval, provided the member reports any approval so given to the Audit Committee at its next scheduled meeting. All fees incurred subsequent to our IPO were pre-approved by the Audit Committee.
In the event that our stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
The affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon is required to ratify the appointment of the independent registered public accounting firm.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS
A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF ETHICS AND BUSINESS CONDUCT
We have adopted a code of ethics and business conduct that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The code of ethics and business conduct is posted on our website at https://www.prokidney.com under Investors—Corporate Governance—Governance Overview. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics and business conduct that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.
OTHER MATTERS
The Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2027 annual meeting of stockholders, we must receive stockholder proposals (other than nominations for director) no later than December 18, 2026. To be considered for presentation at the 2027 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be delivered personally or mailed to, and received at, the office of the Company, addressed to the Corporate Secretary, by no earlier than one hundred and twenty days and no later than ninety days before the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, that if (i) the annual meeting of stockholders is advanced by more than thirty days, or delayed by more than sixty days, from the first anniversary of the prior year’s annual meeting of stockholders or (ii) no annual meeting was held during the prior year, the notice by the stockholder to be timely must be received (A) no earlier than one hundred and twenty days before such annual meeting and (B) no later than the later of ninety days before such annual meeting and the tenth day after the day on which the notice of such annual meeting was made by mail or by public disclosure. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act and the other requirements set forth in our by-laws.
Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2027 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, 2000 Frontis Plaza Blvd, Suite 250, Winston-Salem, North Carolina 27103.
THE BOARD OF DIRECTORS
Winston-Salem, North Carolina
April 17, 2026

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PROK2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94690-P50551 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROKIDNEY CORP.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. William F. Doyle	☐	☐
1b. Alan M. Lotvin, M.D.	☐	☐
1c. Brian J.G. Pereira, M.D.	☐	☐

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V94691-P50551

PROKIDNEY CORP.
ANNUAL MEETING OF STOCKHOLDERS
May 28, 2026 10:00 A.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Bruce Culleton, M.D. and James Coulston, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of ProKidney Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on May 28, 2026, at 399 Boylston Street, Ste. 350, Boston, MA 02116 and/or www.virtualshareholdermeeting.com/PROK2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1 and FOR Proposal 2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Please mark, sign and return this proxy card promptly using the enclosed envelope.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE